UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2018

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2018, Laredo Petroleum, Inc. (the "Company" or "Laredo") announced that its Board of Directors has appointed T. Karen Chandler as Senior Vice President and Chief Operating Officer, a newly created position. The appointment is effective as of October 17, 2018.

Dr. Chandler, 47, joined Laredo in 2012 and has served as Vice President—Operations since 2016. Prior to joining Laredo, she was employed with ExxonMobil for 15 years, performing a variety of managerial and technical functions in drilling, completions and technology development. Dr. Chandler holds a Bachelor of Science in Chemical Engineering from the University of Kentucky, and a Master of Science and Ph.D. in Chemical Engineering from Georgia Institute of Technology.
In connection with the appointment to her new position, the Compensation Committee of the Board of Directors approved a new annual base salary for Dr. Chandler of $450,000 with a short-term incentive cash target and long-term equity grant target (both as a percentage of her base salary) of 85% and 450%, respectively, effective beginning with her fiscal year 2019 compensation.
Item 7.01. Regulation FD Disclosure.

On October 17, 2018, the Company issued a press release announcing the appointment of T. Karen Chandler as Senior Vice President and Chief Operating Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press release dated October 17, 2018 announcing the appointment of T. Karen Chandler as Senior Vice President and Chief Operating Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Dated: October 17, 2018	By:	/s/ Mark D. Denny
Mark D. Denny
Vice President & General Counsel